EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Non-interest revenues
Discount revenue	$5,889	$6,060	$5,700	$5,743	$5,387	9
Net card fees	830	785	786	771	748	11
Other fees and commissions	781	778	755	746	711	10
Other	377	344	371	380	361	4
Total non-interest revenues	7,877	7,967	7,612	7,640	7,207	9
Interest income
Interest on loans	2,326	2,205	2,131	1,950	1,862	25
Interest and dividends on investment securities	21	21	22	23	23	(9)
Deposits with banks and other	115	93	91	82	60	92
Total interest income	2,462	2,319	2,244	2,055	1,945	27
Interest expense
Deposits	270	241	213	176	149	81
Long-term debt and other	351	339	354	346	294	19
Total interest expense	621	580	567	522	443	40
Net interest income	1,841	1,739	1,677	1,533	1,502	23
Total revenues net of interest expense	9,718	9,706	9,289	9,173	8,709	12
Provisions for losses
Charge card	242	205	214	163	213	14
Card Member loans	499	596	531	404	337	48
Other	34	32	24	17	23	48
Total provisions for losses	775	833	769	584	573	35
Total revenues net of interest expense after provisions for losses	8,943	8,873	8,520	8,589	8,136	10

Expenses
Marketing and business development (A)	1,345	1,535	1,446	1,456	1,285	5
Card Member rewards	2,347	2,262	2,168	2,196	2,061	14
Card Member services and other	409	383	351	341	317	29
Salaries and employee benefits	1,326	1,436	1,265	1,293	1,264	5
Professional services	457	534	494	511	501	(9)
Occupancy and equipment	520	493	567	484	474	10
Other, net (A)	457	432	398	351	395	16
Total expenses	6,861	7,075	6,689	6,632	6,297	9
Pretax income	2,082	1,798	1,831	1,957	1,839	13
Income tax provision	448	3,004	472	613	588	(24)
Net income (loss)	$1,634	$(1,206)	$1,359	$1,344	$1,251	31
Net income (loss) attributable to common shareholders (B)	$1,600	$(1,228)	$1,327	$1,314	$1,220	31
Effective tax rate	21.5%	167.1%	25.8%	31.3%	32.0%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$1.86	$(1.42)	$1.51	$1.48	$1.36	37
Average common shares outstanding	859	865	878	890	899	(4)
Diluted
Net income (loss) attributable to common shareholders	$1.86	$(1.42)	$1.51	$1.47	$1.35	38
Average common shares outstanding	861	865	881	893	903	(5)
Cash dividends declared per common share	$0.35	$0.35	$0.35	$0.32	$0.32	9

# - Denotes a variance of more than 100 percent.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Assets
Cash & cash equivalents	$31	$33	$26	$30	$29	7
Card Member receivables, less reserves	54	54	51	49	47	15
Card Member Loans, less reserves	71	72	66	65	62	15
Investment securities	3	3	3	3	4	(25)
Other (C)	21	19	23	20	19	11
Total assets	$180	$181	$169	$167	$161	12

Liabilities and Shareholders' Equity
Customer deposits	$67	$64	$61	$58	$54	24
Short-term borrowings	2	3	2	3	4	(50)
Long-term debt	52	56	49	52	52	-
Other (C)	39	40	36	33	30	30
Total liabilities	160	163	148	146	140	14

Shareholders' Equity	20	18	21	21	21	(5)
Total liabilities and shareholders' equity	$180	$181	$169	$167	$161	12

Return on average equity (D)	15.2%	13.2%	22.6%	21.7%	24.9%
Return on average common equity (D)	15.9%	13.7%	23.9%	22.9%	26.3%
Book value per common share (dollars)	$20.96	$19.42	$22.43	$22.19	$21.66	(3)

# - Denotes a variance of more than 100 percent.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Consolidated Capital

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17
Shares Outstanding (in millions)
Beginning of period	859	871	885	895	904
Repurchase of common shares	-	(14)	(15)	(10)	(11)
Net impact of employee benefit plans and others	1	2	1	-	2
End of period	860	859	871	885	895

Risk-Based Capital Ratios - Basel III ($ in billions) (E)
Common Equity Tier 1/Risk Weighted Assets (RWA)	9.4%	9.0%	11.9%	12.3%	12.7%
Tier 1	10.5%	10.1%	13.0%	13.5%	13.9%
Total	12.2%	11.8%	14.7%	15.2%	15.6%

Common Equity Tier 1	$13.9	$13.2	$16.4	$16.4	$16.3
Tier 1 Capital	$15.5	$14.7	$17.9	$18.0	$17.8
Tier 2 Capital	$2.4	$2.4	$2.3	$2.3	$2.2
Total Capital	$17.9	$17.1	$20.2	$20.3	$20.0
RWA	$147.4	$145.9	$138.0	$133.5	$128.6
Tier 1 Leverage	8.8%	8.6%	10.9%	11.0%	11.5%
Supplementary Leverage Ratio (SLR) (F)	7.6%	7.4%	9.3%	9.4%	9.9%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$175.0	$171.2	$164.6	$164.2	$155.0
Total Leverage Exposure to calculate SLR	$204.4	$198.8	$191.7	$190.4	$180.5

 See Appendix III for Footnote References

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Card billed business (H)
United States	$182.5	$188.9	$176.4	$177.6	$165.4	10
Outside the United States	101.3	102.5	95.5	92.0	86.9	17
Worldwide	$283.8	$291.4	$271.9	$269.6	$252.3	12
Proprietary	$236.9	$242.6	$225.3	$223.8	$208.9	13
Global Network Services (GNS)	46.9	48.8	46.6	45.8	43.4	8
Worldwide	$283.8	$291.4	$271.9	$269.6	$252.3	12
Total cards-in-force (millions) (I)
United States	51.3	50.0	49.5	48.9	48.2	6
Outside the United States	62.9	62.8	63.4	63.3	63.0	-
Worldwide	114.2	112.8	112.9	112.2	111.2	3
Proprietary	66.4	64.6	63.9	63.0	62.2	7
GNS	47.8	48.2	49.0	49.2	49.0	(2)
Worldwide	114.2	112.8	112.9	112.2	111.2	3
Basic cards-in-force (millions) (I)
United States	40.4	39.4	39.0	38.6	38.1	6
Outside the United States	52.4	52.2	52.7	52.6	52.2	-
Worldwide	92.8	91.6	91.7	91.2	90.3	3
Average basic Card Member spending (dollars) (J)
United States	$5,015	$5,300	$5,018	$5,128	$4,859	3
Outside the United States	$3,869	$3,918	$3,598	$3,468	$3,283	18
Worldwide	$4,677	$4,890	$4,596	$4,633	$4,387	7
Card Member loans
United States	$63.9	$64.5	$59.9	$58.5	$56.6	13
Outside the United States	8.9	8.9	8.0	7.5	7.0	27
Worldwide	$72.8	$73.4	$67.9	$66.0	$63.6	14

Average discount rate (K)	2.37%	2.37%	2.40%	2.42%	2.43%
Average fee per card (dollars) (J)	$51	$49	$49	$49	$48	6

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Worldwide Card Member receivables
Total receivables	$54.2	$54.0	$51.5	$49.4	$47.6	14
Loss reserves (millions):
Beginning balance	$521	$512	$475	$491	$467	12
Provisions (L)	242	205	214	163	213	14
Net write-offs (M)	(199)	(188)	(175)	(179)	(194)	3
Other (N)	1	(8)	(2)	-	5	(80)
Ending balance	$565	$521	$512	$475	$491	15
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (O)	1.6%	1.5%	1.5%	1.5%	1.7%
Net write-off rate, excluding GCP (principal and fees) (O)	1.8%	1.6%	1.7%	1.7%	2.0%
30+ days past due as a % of total, excluding GCP	1.5%	1.4%	1.3%	1.3%	1.5%
GCP Net loss ratio (as a % of charge volume) (P)	0.10%	0.11%	0.09%	0.10%	0.11%
GCP 90+ days past billing as a % of total (P)	0.8%	0.9%	0.9%	0.8%	0.7%

Worldwide Card Member loans
Total loans	$72.8	$73.4	$67.9	$66.0	$63.6	14
Loss reserves (millions):
Beginning balance	$1,706	$1,502	$1,320	$1,248	$1,223	39
Provisions (L)	499	596	531	404	337	48
Net write-offs - principal (M)	(358)	(325)	(299)	(285)	(272)	32
Net write-offs - interest and fees (M)	(71)	(64)	(57)	(55)	(51)	39
Other (N)	10	(3)	7	8	11	(9)
Ending balance	$1,786	$1,706	$1,502	$1,320	$1,248	43
Ending reserves - principal	$1,691	$1,622	$1,427	$1,247	$1,179	43
Ending reserves - interest and fees	$95	$84	$75	$73	$69	38
% of loans	2.5%	2.3%	2.2%	2.0%	2.0%
% of past due	174%	177%	174%	167%	158%
Average loans	$72.7	$70.1	$67.1	$65.1	$63.9	14
Net write-off rate (principal only) (O)	2.0%	1.8%	1.8%	1.8%	1.7%
Net write-off rate (principal, interest and fees) (O)	2.4%	2.2%	2.1%	2.1%	2.0%
30+ days past due loans as a % of total	1.4%	1.3%	1.3%	1.2%	1.2%

Net interest income divided by average Card Member loans (Q)	10.1%	9.9%	10.0%	9.4%	9.4%
Net interest yield on average Card Member loans (Q)	10.8%	10.5%	10.7%	10.3%	10.3%

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services	International Consumer and Network Services	Global Commercial Services	Global Merchant Services	Corporate and Other	Consolidated
	(USCS)	(ICNS)	(GCS)	(GMS)
Q1'18
Non-interest revenues	$2,294	$1,551	$2,838	$1,110	$84	$7,877
Interest income	1,656	294	377	-	135	2,462
Interest expense	253	78	171	(63)	182	621
Total revenues net of interest expense	3,697	1,767	3,044	1,173	37	9,718
Total provision	423	108	240	5	(1)	775
Total revenues net of interest expense after provisions for losses	3,274	1,659	2,804	1,168	38	8,943
Marketing, business development, rewards, Card Member services and other	1,771	857	1,373	74	26	4,101
Salaries and employee benefits, and other operating expenses	690	432	714	440	484	2,760
Pretax income (loss)	813	370	717	654	(472)	2,082
Income tax provision (benefit)	173	79	165	182	(151)	448
Net income (loss)	640	291	552	472	(321)	1,634
Q1'17 (As Recast)
Non-interest revenues	$2,118	$1,400	$2,603	$1,021	$65	$7,207
Interest income	1,310	235	319	-	81	1,945
Interest expense	161	54	123	(43)	148	443
Total revenues net of interest expense	3,267	1,581	2,799	1,064	(2)	8,709
Total provision	294	66	208	3	2	573
Total revenues net of interest expense after provisions for losses	2,973	1,515	2,591	1,061	(4)	8,136
Marketing, business development, rewards, Card Member services and other	1,564	726	1,290	71	12	3,663
Salaries and employee benefits, and other operating expenses	671	441	684	432	406	2,634
Pretax income (loss)	738	348	617	558	(422)	1,839
Income tax provision (benefit)	244	96	208	201	(161)	588
Net income (loss)	494	252	409	357	(261)	1,251
YOY % change
Non-interest revenues	8	11	9	9	29	9
Interest income	26	25	18	-	67	27
Interest expense	57	44	39	47	23	40
Total revenues net of interest expense	13	12	9	10	#	12
Total provision	44	64	15	67	#	35
Total revenues net of interest expense after provisions for losses	10	10	8	10	#	10
Marketing, business development, rewards, Card Member services and other	13	18	6	4	#	12
Salaries and employee benefits, and other operating expenses	3	(2)	4	2	19	5
Pretax income (loss)	10	6	16	17	12	13
Income tax provision (benefit)	(29)	(18)	(21)	(9)	(6)	(24)
Net income (loss)	30	15	35	32	23	31

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (R)
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17
Worldwide (S)
Total Billed Business	12%	11%	8%	-	(1%)	10%	9%	8%	1%	-
Proprietary billed business	13	11	9	(1)	(2)	11	10	9	-	(2)
GNS billed business (T)	8	9	4	5	7	3	6	4	5	6
Airline-related volume (9% of Q1'18 worldwide billed business)	10	7	5	1	1	6	4	3	1	2

United States (S)
Billed Business	10	8	7	(4)	(6)	n/a	n/a	n/a	n/a	n/a
Proprietary consumer card billed business (U)	11	8	7	(9)	(13)	n/a	n/a	n/a	n/a	n/a
Proprietary small business and corporate services billed business (V)	10	9	9	4	2	n/a	n/a	n/a	n/a	n/a
T&E-related volume (27% of Q1'18 U.S. billed business)	8	6	3	(3)	(5)	n/a	n/a	n/a	n/a	n/a
Non-T&E-related volume (73% of Q1'18 U.S. billed business)	11	9	8	(4)	(7)	n/a	n/a	n/a	n/a	n/a
Airline-related volume (8% of Q1'18 U.S. billed business)	7	5	2	(1)	(4)	n/a	n/a	n/a	n/a	n/a

Outside the United States (S)
Billed Business	17	15	10	9	12	9	10	9	11	13
Japan, Asia Pacific & Australia ("JAPA") billed business	16	15	8	12	16	10	11	9	13	14
Latin America & Canada ("LACC") billed business	12	11	10	8	10	11	8	8	9	9
Europe, Middle East & Africa ("EMEA") billed business	20	19	13	7	7	7	10	10	10	12
Proprietary consumer card billed business (T)	25	20	15	9	8	16	14	13	12	11
Proprietary small business and corporate services billed business (V)	23	19	14	8	13	14	13	11	10	14

See Appendix III for Footnote References

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Non-interest revenues	$2,294	$2,349	$2,234	$2,265	$2,118	8
Interest income	1,656	1,571	1,512	1,371	1,310	26
Interest expense	253	234	219	189	161	57
Net interest income	1,403	1,337	1,293	1,182	1,149	22
Total revenues net of interest expense	3,697	3,686	3,527	3,447	3,267	13
Provisions for losses	423	532	459	345	294	44
Total revenues net of interest expense after provisions for losses	3,274	3,154	3,068	3,102	2,973	10
Expenses
Marketing, business development, rewards, Card Member services and other	1,771	1,755	1,713	1,747	1,564	13
Salaries and employee benefits and other operating expenses	690	700	663	687	671	3
Total expenses	2,461	2,455	2,376	2,434	2,235	10
Pretax segment income	813	699	692	668	738	10
Income tax provision	173	215	220	229	244	(29)
Segment income	$640	$484	$472	$439	$494	30
Effective tax rate	21.3%	30.8%	31.8%	34.3%	33.1%

(Billions, except percentages and where indicated)
Card billed business	$86.0	$91.0	$83.7	$84.8	$77.5	11
Total cards-in-force (millions)	36.1	34.9	34.4	33.8	33.2	9
Basic cards-in-force (millions)	25.8	25.0	24.6	24.2	23.7	9
Average basic Card Member spending (dollars)	$3,371	$3,672	$3,433	$3,538	$3,297	2

Total segment assets	$93.8	$95.0	$89.9	$88.5	$85.3	10
Card Member receivables
Total receivables	$11.7	$13.1	$11.2	$11.3	$10.9	7
30+ days past due as a % of total	1.3%	1.1%	1.2%	1.1%	1.3%
Net write-off rate (principal only) (O)	1.3%	1.3%	1.2%	1.2%	1.5%
Net write-off rate (principal and fees) (O)	1.5%	1.4%	1.3%	1.4%	1.7%
Card Member loans
Total loans	$52.7	$53.7	$49.3	$48.3	$46.7	13
30+ days past due loans as a % of total	1.4%	1.3%	1.3%	1.1%	1.2%
Average loans	$52.9	$51.1	$49.0	$47.7	$47.2	12
Net write-off rate (principal only) (O)	2.0%	1.9%	1.8%	1.8%	1.7%
Net write-off rate (principal, interest and fees) (O)	2.4%	2.2%	2.1%	2.1%	2.0%

Net interest income divided by average Card Member loans (Q)	10.6%	10.5%	10.6%	9.9%	9.7%
Net interest yield on average Card Member loans (Q)	10.7%	10.5%	10.6%	10.1%	10.0%

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

International Consumer and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Non-interest revenues	$1,551	$1,545	$1,491	$1,470	$1,400	11
Interest income	294	278	271	246	235	25
Interest expense	78	76	66	62	54	44
Net interest income	216	202	205	184	181	19
Total revenues net of interest expense	1,767	1,747	1,696	1,654	1,581	12
Provisions for losses	108	111	106	84	66	64
Total revenues net of interest expense after provisions for losses	1,659	1,636	1,590	1,570	1,515	10
Expenses
Marketing, business development, rewards, Card Member services and other	857	939	829	802	726	18
Salaries and employee benefits, and other operating expenses	432	461	419	440	441	(2)
Total expenses	1,289	1,400	1,248	1,242	1,167	10
Pretax segment income	370	236	342	328	348	6
Income tax provision	79	27	34	87	96	(18)
Segment income	$291	$209	$308	$241	$252	15
Effective tax rate	21.4%	11.4%	9.9%	26.5%	27.6%

(Billions, except percentages and where indicated)
Card billed business
Proprietary	$33.3	$33.7	$30.5	$28.9	$26.6	25
GNS	47.0	48.8	46.6	45.8	43.4	8
Total	$80.3	$82.5	$77.1	$74.7	$70.0	15

Total cards-in-force (millions)
Proprietary	16.2	15.7	15.6	15.4	15.3	6
GNS	47.8	48.2	49.0	49.2	49.0	(2)
Total	64.0	63.9	64.6	64.6	64.3	-

Proprietary basic cards-in-force (millions)	11.3	10.8	10.8	10.6	10.5	8
Average proprietary basic Card Member spending (dollars)	$3,001	$3,106	$2,840	$2,726	$2,542	18

Total segment assets	$42.0	$38.8	$39.1	$37.8	$36.1	16
Card Member receivables
Total receivables	$7.1	$7.8	$6.5	$6.0	$5.5	29
30+ days past due as a % of total	1.5%	1.3%	1.4%	1.4%	1.5%
Net write-off rate (principal only) (O)	2.0%	1.8%	2.2%	1.9%	2.1%
Net write-off rate (principal and fees) (O)	2.2%	1.9%	2.4%	2.0%	2.3%
Card Member loans
Total loans	$8.7	$8.7	$7.8	$7.2	$6.8	28
30+ days past due loans as a % of total	1.6%	1.4%	1.6%	1.7%	1.7%
Average loans	$8.6	$8.1	$7.5	$7.1	$6.9	25
Net write-off rate (principal only) (O)	2.1%	2.0%	2.2%	2.0%	2.0%
Net write-off rate (principal, interest and fees) (O)	2.6%	2.4%	2.7%	2.5%	2.5%

Net interest income divided by average Card Member loans (Q)	10.0%	10.0%	10.9%	10.4%	10.5%
Net interest yield on average Card Member loans (Q)	10.9%	10.8%	11.6%	11.2%	11.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Non-interest revenues	$2,838	$2,867	$2,733	$2,740	$2,603	9
Interest income	377	357	351	334	319	18
Interest expense	171	168	159	145	123	39
Net interest income	206	189	192	189	196	5
Total revenues net of interest expense	3,044	3,056	2,925	2,929	2,799	9
Provisions for losses	240	188	194	154	208	15
Total revenues net of interest expense after provisions for losses	2,804	2,868	2,731	2,775	2,591	8
Expenses
Marketing, business development, rewards, Card Member services and other	1,373	1,362	1,312	1,347	1,290	6
Salaries and employee benefits and other operating expenses	714	736	679	686	684	4
Total expenses	2,087	2,098	1,991	2,033	1,974	6
Pretax segment income	717	770	740	742	617	16
Income tax provision	165	224	231	261	208	(21)
Segment income	$552	$546	$509	$481	$409	35
Effective tax rate	23.0%	29.1%	31.2%	35.2%	33.7%

(Billions, except percentages and where indicated)
Card billed business	$115.7	$116.6	$109.7	$109.0	$102.8	13
Total cards-in-force (millions)	14.1	14.0	13.9	13.8	13.7	3
Basic cards-in-force (millions)	14.1	14.0	13.9	13.8	13.7	3
Average basic Card Member spending (dollars)	$8,233	$8,356	$7,907	$7,920	$7,533	9

Total segment assets	$57.8	$53.9	$54.8	$53.6	$51.5	12
Card Member receivables	$35.5	$33.1	$33.8	$32.1	$31.2	14
Card Member loans	$11.5	$11.1	$10.7	$10.4	$10.0	15

Card Member receivables
Total receivables - GCP (P)	$19.3	$17.0	$17.9	$16.9	$16.6	16
90+ days past billing as a % of total - GCP (P)	0.8%	0.9%	0.9%	0.8%	0.7%
Net loss ratio (as a % of charge volume) - GCP (P)	0.10%	0.11%	0.09%	0.10%	0.11%
Total receivables - Global Small Business Services (GSBS) (W)	$16.2	$16.1	$15.9	$15.2	$14.6	11
30+ days past due as a % of total - GSBS	1.8%	1.6%	1.4%	1.4%	1.6%
Net write-off rate (principal only) - GSBS (O)	1.7%	1.5%	1.5%	1.6%	1.8%
Net write-off rate (principal and fees) - GSBS (O)	1.9%	1.7%	1.7%	1.8%	2.0%
Card Member loans (X)
Total loans - GSBS	$11.4	$11.0	$10.7	$10.3	$10.0	14
30+ days past due as a % of total - GSBS	1.3%	1.2%	1.1%	1.1%	1.2%
Average loans - GSBS	$11.1	$10.9	$10.5	$10.1	$9.6	16
Net write-off rate (principal only) - GSBS (O)	1.6%	1.6%	1.6%	1.5%	1.6%
Net write-off rate (principal, interest and fees) - GSBS (O)	1.9%	1.9%	1.9%	1.8%	1.8%

Net interest income divided by average Card Member loans (Q)	7.4%	6.9%	7.3%	7.4%	8.1%
Net interest yield on average Card Member loans (Q)	10.7%	10.5%	10.8%	10.8%	11.1%

# - Denotes a variance of 100 percent or more.

 See Appendix III for Footnote References

Global Merchant Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17	YOY % change
Non-interest revenues	$1,110	$1,147	$1,092	$1,089	$1,021	9
Interest income	-	-	-	1	-	-
Interest expense	(63)	(61)	(51)	(49)	(43)	47
Net interest income	63	61	51	50	43	47
Total revenues net of interest expense	1,173	1,208	1,143	1,139	1,064	10
Provisions for losses	5	4	8	-	3	67
Total revenues net of interest expense after provisions for losses	1,168	1,204	1,135	1,139	1,061	10
Expenses
Marketing, business development, rewards, Card Member services and other	74	111	91	78	71	4
Salaries and employee benefits and other operating expenses	440	491	547	400	432	2
Total expenses	514	602	638	478	503	2
Pretax segment income	654	602	497	661	558	17
Income tax provision	182	203	143	242	201	(9)
Segment income	$472	$399	$354	$419	$357	32
Effective tax rate	27.8%	33.7%	28.8%	36.6%	36.0%

Loyalty Coalition revenue	$111	$121	$115	$114	$102	9

(Billions, except percentages and where indicated)
Average discount rate (K)	2.37%	2.37%	2.40%	2.42%	2.43%
Total segment assets	$29.3	$29.6	$28.0	$27.4	$25.9	13

# - Denotes a variance of 100 percent or more.

See Appendix III for Footnote References

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

		As Recast
	For the Twelve Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2018	2017	2017	2017	2017
ROE
Net income	$3,131	$2,748	$4,763	$4,546	$5,187
Average shareholders' equity	$20,536	$20,857	$21,038	$20,946	$20,829
Return on average equity (D)	15.2%	13.2%	22.6%	21.7%	24.9%

Reconciliation of ROCE
Net income	$3,131	$2,748	$4,763	$4,546	$5,187
Preferred shares dividends and related accretion	81	81	80	80	80
Earnings allocated to participating share awards and other	37	21	38	36	42
Net income attributable to common shareholders	$3,013	$2,646	$4,645	$4,430	$5,065

Average shareholders' equity	$20,536	$20,857	$21,038	$20,946	$20,829
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$18,952	$19,273	$19,454	$19,362	$19,245
Return on average common equity (D)	15.9%	13.7%	23.9%	22.9%	26.3%

See Appendix III for Footnote References

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

		As Recast
	Q1'18	Q4'17	Q3'17	Q2'17	Q1'17
Consolidated
Net interest income	$1,841	$1,739	$1,677	$1,533	$1,502
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Y)	302	297	309	295	247
Interest income not attributable to the Company's Card Member loan portfolio (Z)	(213)	(177)	(173)	(155)	(130)
Adjusted net interest income (AA)	$1,930	$1,859	$1,813	$1,673	$1,619
Average Card Member loans (billions)	$72.7	$70.1	$67.1	$65.1	$63.9
Net interest income divided by average Card Member loans (AB)	10.1%	9.9%	10.0%	9.4%	9.4%
Net interest yield on average Card Member loans (AC)	10.8%	10.5%	10.7%	10.3%	10.3%

U.S. Consumer Services
Net interest income	$1,403	$1,337	$1,293	$1,182	$1,149
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Y)	37	45	44	41	34
Interest income not attributable to the Company's Card Member loan portfolio (Z)	(38)	(31)	(29)	(23)	(18)
Adjusted net interest income (AA)	$1,402	$1,351	$1,308	$1,200	$1,165
Average Card Member loans (billions)	$52.9	$51.1	$49.0	$47.7	$47.2
Net interest income divided by average Card Member loans (AB)	10.6%	10.5%	10.6%	9.9%	9.7%
Net interest yield on average Card Member loans (AC)	10.7%	10.5%	10.6%	10.1%	10.0%

International Consumer and Network Services
Net interest income	$216	$202	$205	$184	$181
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Y)	21	22	18	16	12
Interest income not attributable to the Company's Card Member loan portfolio (Z)	(4)	(3)	(3)	(3)	(4)
Adjusted net interest income (AA)	$233	$221	$220	$197	$189
Average Card Member loans (billions)	$8.6	$8.1	$7.5	$7.1	$6.9
Net interest income divided by average Card Member loans (AB)	10.0%	10.0%	10.9%	10.4%	10.5%
Net interest yield on average Card Member loans (AC)	10.9%	10.8%	11.6%	11.2%	11.1%

Global Commercial Services
Net interest income	$206	$189	$192	$189	$196
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Y)	126	128	122	114	96
Interest income not attributable to the Company's Card Member loan portfolio (Z)	(36)	(30)	(29)	(27)	(27)
Adjusted net interest income (AA)	$296	$287	$285	$276	$265
Average Card Member loans (billions)	$11.2	$10.9	$10.5	$10.2	$9.7
Net interest income divided by average Card Member loans (AB)	7.4%	6.9%	7.3%	7.4%	8.1%
Net interest yield on average Card Member loans (AC)	10.7%	10.5%	10.8%	10.8%	11.1%

See Appendix III for Footnote References

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.  None of the prior period financial information was materially misstated.

(A)
Includes reclassification of certain business development expenses from Other expenses to Marketing and business development that are not directly attributable to the adoption of the new revenue recognition guidance.  Prior periods have been conformed to the current period presentation.

(B)
Represents net income (loss), less (i) earnings allocated to participating share awards of $13 million, $2 million, $11 million, $11 million and $10 million in Q1'18, Q4'17, Q3'17, Q2'17 and Q1'17, respectively; and (ii) dividends on preferred shares of $21 million, $20 million, $21 million, $19 million and $21 million in Q1'18, Q4'17, Q3'17, Q2'17 and Q1'17, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company's Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(E)
Effective January 1, 2018, we have exited the transitional Basel III Reporting and these ratios represent preliminary estimates for the current period as of the date of First Quarter 2018 Earnings Release and may be revised in the Company's 2018 Form 10-Q for period ended March 31, 2018.

(F)
The Company is required to calculate a Supplementary Leverage Ratio, which is defined as Tier 1 Capital divided by Total Leverage Exposure. The Total Leverage Exposure reflects average total consolidated assets with adjustments for Tier 1 Capital deductions and includes off-balance sheet derivatives exposures, repo-style transactions and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)
Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail cobrand portfolios in GNS, from which the Company earns no revenue, is not included.  Card billed business is reflected in the United States or outside the United States based on where the issuer is located.

(I)
Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail cobrand Card Member accounts that have no out-of-store spend activity during the prior 12-month period.

(J)
Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees divided by average worldwide proprietary cards-in-force.

(K)
This calculation is generally designed to reflect pricing at merchants accepting general-purpose American Express cards.  It represents the percentage of billed business (generated from both proprietary and GNS Card Member spending) retained by the Company from merchants it acquires, or for merchants acquired by a third party on its behalf, net of amounts retained by such third party.  Effective January 1, 2018, the Company also began including billings volumes related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business to business product offerings.  Prior periods have been conformed to the current period presentation.

(L)	Provisions for principal, interest and/or fee reserve components.
(M)	Consists of principal, interest and/or fees, less recoveries.
(N)	Other includes foreign currency translation adjustments and other items for all periods.
(O)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(P)	GCP includes global, large and middle markets corporate accounts.
(Q)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans.

(R)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e. assumes the foreign exchange rates used to determine results for Q1'18 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(S)	Captions not designated as "proprietary" or "GNS" include both proprietary and GNS data.
(T)	Included in ICNS.
(U)	Included in USCS.
(V)	Included in GCS.
(W)	GSBS includes small business in the U.S. and international small business services.
(X)
Effective Q3'17, GSBS loans and associated metrics include small business in the U.S. and international small business services.  Prior to Q3'17, due to certain system limitations, international small business services loans and associated credit metrics were reported within the international consumer business, in the ICNS segment, which were insignificant to both ICNS and GCS.

(Y)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(Z)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and our Travelers Cheque and other stored-value investment portfolio.
(AA)
Adjusted net interest income, a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(AB)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(AC)
Net interest yield on average Card Member loans, a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis.  Reserves and net write-offs related to uncollectible interest are recorded through provisions for losses and are thus not included in the net interest yield calculation.  The Company believes net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.